EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                     18 U.S.C. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Telstar, Inc. (the "Company") on Form 10-K for the year ended July 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Porath, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; And
    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Date: October 31, 2008

By:  /s/ Peter Porath
     -------------------------------------
     Peter Porath - Vice-President,
     Secretary, Treasurer & Chief
     Financial Officer








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